SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15 (d)
             of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 5, 1996


                     All For A Dollar, Inc.
          (Exact Name of Registrant as Specified in Charter)

          Delaware              0-20150            04-3078083
- -------------------------  ----------------   -------------------
(State or other Jurisdic-  (Commission File       (IRS Employer
  tion of Incorporation)      Number          Identification No.)

          3664 Main Street
     Springfield, Massachusetts                       01107
- ----------------------------------------           ----------
(Address of Principal Executive Offices)           (zip Code)


       Registrant's telephone number, including area code:
       ---------------------------------------------------
                         (413)  733-1203

                               same
- -------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

     The Company has continued to realize operating losses since emerging from Chapter 11 bankruptcy on June 30, 1995. In an effort to achieve better operating results, the Company's Board of Directors has determined to reposition the Company in the marketplace by converting from a "dollar store" format where most items are priced at one dollar to a multi-price close-out retail format where items are sold at prices exceeding one dollar.

     On July 11, 1996, the Company entered into an agreement (the "Agreement") with Universal International, Inc. ("Universal") whereby Universal will assist the Company in the conversion of between four and six stores to the new format. Universal will assist the Company in sourcing products and the Company will pay for such products on a cash basis.

     As part of its Agreement with Universal, the Company has agreed that in the event of a sale of all or substantially all of the assets of the Company, a merger or similar transaction whereby the Company is acquired by a third party or a sale of any store or stores by the Company (other than through inventory reduction or store liquidation sales), the Company will pay Universal a fee equal to 20% of the gross consideration to be received by the Company and/or its stockholders (in their capacity as stockholders) as a result of the transaction. In no event, however, shall the fee payable to Universal exceed the aggregate net proceeds to become available to the Company and/or its stockholders.

     The Company intends to close approximately 25 of its stores and to liquidate certain of its inventory to raise cash to finance its new inventory. Pursuant to a separate agreement with a subsidiary of Universal, the Company has engaged the subsidiary to conduct a liquidation of the inventory of certain of its stores.


Item 7.  Financial Statements and Exhibits.

               1. Agreement dated July 11, 1996 between Universal International, Inc. and Registrant.

               2. Agreement for Liquidation of Stores dated July 11, 1996 between Registrant and Universal Asset-Based Services,
Inc.







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                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 5, 1996



                                   ALL FOR A DOLLAR, INC.



                                   By /s/Donald A. Molta
                                      Donald A. Molta
                                      Vice President, Finance
                                      Chief Financial Officer

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                           AGREEMENT


THIS AGREEMENT, made and entered into as of this 11 day of July , 1996, by and between UNIVERSAL INTERNATIONAL, INC. ("Universal"), and ALL FOR A DOLLAR, INC. ("Purchaser").

                           BACKGROUND

     Purchaser is the owner and operator of 122 retail stores. Purchaser has operated these stores as "Dollar" stores; but these stores have not developed the return on investment desired by Purchaser. Universal is in the business of selling general merchandise at wholesale and Universal also operates retail stores.


     Purchaser desires to have Universal develop a new prototype store that will achieve better sales results than the current Dollar store format thereby making it easier for Purchaser to develop and finance a strategy to restructure Purchaser. Initially, six (6) stores (which are listed on Exhibit A and attached hereto and made a part hereof and which are hereinafter referred to as the "Initial Stores") will be used to develop a prototype. Universal will supply these stores out of its current retail backup inventory to enable the Initial Stores to open with an adequate selection of merchandise. Universal may elect to ship merchandise directly to said Initial Stores from it's warehouse in Minnesota or may have suppliers ship directly to the Initial Stores.

     The Initial Stores will conduct either a "going out of business sale" or an "inventory reduction sale" which will make space for and provide funds for new fixtures and merchandise. Purchaser desires to have these sales conducted by Universal Asset Based Services, Inc., a subsidiary of Universal. Purchaser desires to have these sales conducted by Universal Asset Based Services, Inc., a subsidiary of Universal.

     Purchaser seeks Universal's help in developing the new prototype stores and testing the concept in the Initial Stores and such other stores as mutually selected by Universal and Purchaser. In addition, Purchaser desires Universal's help in purchasing and sourcing merchandise for Purchaser to be sold in all of Purchaser's stores including the existing "Dollar Stores" and any other stores that are converted to the new prototype store. If the experiment with the Initial Stores is successful, it is contemplated that Purchaser will convert many of its other existing stores to this format, as quickly as possible.

     The parties contemplate that certain stores as set forth, among the stores listed on Exhibit B attached hereto and made a part hereof, will be closed as quickly as possible. Such stores will also be liquidated by Universal Asset Based Services, Inc.

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    Universal will consult with the Purchaser and provide its
recommendations for restructuring the Purchaser in order to enable the Purchaser to either survive as an independent company or be sold. The decision to accept or act upon Universal's recommendations shall be made solely by Purchaser and Universal shall have no liability, obligation or responsibility, arising out of or relating to any advice, suggestion or recommendation made by it to Purchaser.

     NOW THEREFORE, for good and valuable consideration, the receipt of sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. (a) Subject to performance of all of its obligations hereunder by Purchaser, including payment by Purchaser in advance of shipment pursuant to Paragraph 2 below, Universal will supply quantities and types of merchandise selected by Universal in its sole discretion as suitable for Purchaser's stores, to the six (6) stores operated by Purchaser and any other stores of Purchaser that Purchaser and Universal agree that Universal should supply. Goods supplied hereunder by Universal shall include, without limitation, all goods shipped by Universal from its own inventory, goods purchased by Universal from suppliers that are shipped directly to the Purchasers's stores or the Purchaser's warehouse by said suppliers and "goods sourced by Universal." As used in this Agreement, "goods sourced by Universal" shall mean goods identified by Universal but purchased by Purchaser from the vendor and shipped directly to Purchaser's stores or Purchaser's warehouses, and also any goods purchased by Purchaser from a vendor identified by Universal. Any "goods (and/or vendors) sourced by Universal" shall continue to be considered to be sources by Universal with respect to all subsequent purchases during the term of this Agreement and for one hundred eighty (180) days after the termination of this Agreement, thereby entitling Universal to payment therefor pursuant to Paragraph 2 below. Notwithstanding anything to the contrary contained in this Agreement, nothing contained herein shall constitute a guaranty, agreement or representation by Universal that it will supply such quantity of goods or that the goods supplied by Universal will be sufficient to meet any needs requirements of Purchaser, and Universal shall have no liability or obligation for its failure to do so. All goods supplied by Universal to Purchaser will be new and undamaged (the "Merchantable Goods"). Within seven (7) days from receipt by Purchaser of merchandise from Universal, Purchaser may return for credit, in the original, unopened boxes, such portion of any amount which it reasonably determines is unreasonable in amount. The freight expense for such return shall be shared equally by Universal and Purchaser. The parties acknowledge that Purchaser will also be acquiring merchandise for its stores from sources other than Universal. Universal and Purchaser will use their best efforts to coordinate the products supplied by Universal with the products supplied by other parties, but Universal shall have no liability or responsibility whatsoever to insure such coordination or that any coordination will be effective. In supplying Merchantable Goods to

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Purchaser, Universal shall have the absolute discretion to select the price, quantity and mix of any merchandise provided to Purchaser and, except for the express obligations of Universal under this Agreement, Universal shall have no liability, obligation or responsibility for any claim that Merchantable Goods provided by it were insufficient, inadequate, inappropriate or otherwise unsuitable to meet the needs of Purchaser, for any reason whatsoever except for goods that are damaged, not new, or not delivered within ten (10) business days of payment of invoice, in which event, Universal shall return the payment made for any undelivered portion. Furthermore, Universal shall have no liability, obligation or responsibility to insure that the Merchantable Goods supplied by it can and will be sold to retail purchasers and Universal shall have no responsibility whatsoever for the "sell through" of Merchantable Goods supplied to Purchaser by Universal.

          (b) If Purchaser requests that Universal purchase certain goods for it or approves Universal's purchase of certain goods for Purchaser, Purchaser shall be obligated to purchase and pay for said goods at the price specified in Paragraph 2 below, and Purchaser shall not have the return privileges specified in Subparagraph 1(a), or otherwise. The Purchaser's obligations hereunder shall survive and apply notwithstanding the termination of this Agreement.

     2. Purchaser shall pay Universal for Merchantable Goods supplied to it by Universal at a price equal to a 15% gross margin to Universal (cost plus 17.65%) for all shipments made on or before October 31 of any year, and at a 16.5% gross margin to Universal (cost plus 19.76%) for all shipments made in November and December of any year. Shipments shall include "goods sourced by Universal" and shipped to Purchaser by another supplier. As used herein, the 15% and 16.5% gross margins to Universal shall mean and be calculated so that all of Universal's costs of the Merchantable Goods, including commissions to third parties, re-work costs, freight in to Universal, and all other costs and expenses incurred by Universal to unaffiliated third parties, excluding Universal's other general and administrative costs which are not directly attributable to specific items of merchandise, will be 85% if a 15% gross margin is applicable, or 83.5% if a 16.5% gross margin is applicable, of the purchase price to be paid by Purchaser. The purchase price shall be paid in advance by Purchaser prior to shipment of the goods by Universal. Freight for the shipment from Universal to Purchaser shall be paid by Purchaser at the actual cost thereof. Delivery FOB Minnesota shall be made to Purchaser within ten (10) business days of Universal's receipt of payment of the invoice therefor, otherwise payment will be returned for the undelivered portion. With respect to "goods sourced by Universal" and purchased by Purchaser from a third party, Purchaser shall pay Universal 17.65 percent of the cost thereof to Purchaser (a 15% gross margin). Said amount shall be paid by Purchaser to Universal within three (3) days after receipt of said goods by Purchaser.

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     3.   Universal shall assemble or source goods to be shipped to
Purchaser, at which time Universal will provide an invoice to Purchaser setting forth the purchase price for the entire shipment. Universal, to maintain the confidentiality and proprietary nature of its sources and costs, will not supply to Purchaser Universal's specific cost of any individual items which make up the shipment but, instead, will provide the aggregate cost of all items included in the shipment as well as the suggested retail price of each item included in the shipment. All cost and pricing information furnished by Universal to the Purchaser or learned by Purchaser in the course of this Agreement will be kept strictly confidential by Purchaser and its officers, agents, employees and contractors, and not divulged by Purchaser or its officers, agents, employees, or contractors to any person, firm or entity. Purchaser shall pay Universal's invoice immediately upon receipt thereof and, in all events, within two (2) business days after receipt thereof, and prior to Universal shipping or causing the shipment of the Merchantable Goods to Purchaser. At Purchaser's request, Universal's costs shall be subject to a quarterly audit by a Big 6 certified public accounting firm chosen by Purchaser at Purchaser's expense, provided, however, that prior to any audit, such accounting firm shall agree, in writing, to keep all information obtained in such audit confidential, and not disclose any information obtained in the course of such audit to anyone, except such accounting firm may disclose to Purchaser only accounting discrepancies as to specific items.

     4. For so long as Universal is supplying merchandise to Purchaser pursuant to Paragraph 1 above, and Purchaser is paying for such Merchantable Goods, pursuant to Paragraph 2 above, then Universal may, but shall not be obligated to, perform some advertising services and data processing services for Purchaser. Universal will charge Purchaser, and Purchaser will pay Universal, only the out-of-pocket costs incurred by Universal in performing or providing such advertising and data processing services.

     5. This Agreement shall continue until December 31, 1996 and thereafter until terminated by either party by giving a written notice of termination to the other party which notice shall be given at least ninety (90) days prior to the specified termination date.

     6. Subject to Purchasers' continuing right to return merchandise as provided in Paragraph 2, the Purchaser's sole remedy for a material breach of this Agreement by Universal not cured within ten (10) days after Universal's receipt of written notice thereof shall be immediate termination of this Agreement and recovery of any credit balances owing the Purchaser for undelivered or damaged goods. Purchaser shall have no right of recovery for consequential damages.

     7. To induce Universal to enter into this Agreement, simultaneously herewith, Purchaser has entered into an agreement with Universal's subsidiary, Universal Asset Based Services, Inc.

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
("UABS"), to conduct the "going out of business;" "inventory reduction" or similar type sales for the six (6) Initial Stores and for the stores listed on Exhibit B attached hereto and made a part hereof which Purchaser intends to permanently close. In addition, all other such sales that occur during the term of this Agreement will be run by UABS under the same terms and conditions as set forth in the contract between Purchaser and UABS entered into simultaneously herewith.

     8. The parties expect that the services to be rendered by Universal hereunder will add significant value to the Purchaser's stores and the Purchaser as a whole. In the event of (a) a sale of all or substantially all of the assets of Purchaser, (b) a merger, consolidation or similar transaction whereby the Purchaser is acquired by a third party, or (c) a sale of any store or stores by Purchaser (excluding the liquidation of store inventories through "going out of business" or "inventory reduction" sales or the closing of stores as otherwise contemplated by this Agreement), during the term of this Agreement or within a period of two years after the termination of this Agreement, Purchaser shall pay to Universal upon the closing of any such transaction a fee equal to twenty percent (20%) of the gross consideration received by the Purchaser and/or its stockholders (in their capacity as stockholders) as a result of any such transaction. Such fee shall be payable in cash to the extent the sale consideration is payable in cash and shall be payable in the form of securities or other property to the extent the sale consideration is payable in securities or other property.

     Notwithstanding the foregoing, to the extent the fee payable to Universal hereunder in connection with the sale of all or substantially all of the assets of the Purchaser or a merger, consolidation or other acquisition of the Purchaser exceeds the net proceeds (after the payment or provision for payment of all liabilities of the Purchaser) payable to the Purchaser and its stockholders in their capacity as stockholders, the fee payable to Universal hereunder shall be reduced so that the amount payable to Universal will be equal to the aggregate net proceeds available to the Purchaser and its stockholders.

     In the event a notice of termination is given by Universal to Purchaser, the provisions of this Section 8 shall thereafter be void, unless such termination by Universal is as a result of Purchaser's default under this Agreement.

     9. All notices, offers, requests, and other communications from either of the parties hereto to the other shall be in writing and shall be considered to have been duly given or served if sent by first class certified or registered mail, return receipt requested, postage prepaid, to the party at its address set forth below, or to such other address as such party may hereafter designate by written notice to the other party:

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          If to Universal:    Universal International, Inc.
                              5000 Winnetka Avenue North
                              New Hope, MN  55428

          If to Purchaser:    All For A Dollar, Inc.
                              3664 Main Street
                              Springfield, MA 01107


     10. Each covenant and agreement on the part of one party is understood and agreed to constitute an essential part of the consideration for each covenant and agreement on the part of the other party.

     11. One or more waivers of any covenant, term or condition of the Agreement by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

     12. If any part of this Agreement or any part of any provision hereof shall be adjudicated to be void or invalid, then the remaining provisions hereof not specifically so adjudicated to be invalid shall be executed without reference to the part or portion so adjudicated, insofar as such remaining provisions are capable of execution.

     13. This Agreement shall be subject to and governed by the laws of the State of Minnesota.

     14. This Agreement shall not be assignable by Purchaser. Otherwise, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, and the respective parties and their representatives will execute any and all instruments, releases, assignments, and consents which may reasonably be required in order to carry out the provisions of this Agreement.

     15. In the event of any claim or dispute arising out of or under this Agreement, the prevailing party shall be entitled to recover all of its attorneys' fees, costs and expenses incurred in connection with any such claim or dispute.



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     IN WITNESS WHEREOF, the undersigned have executed the
foregoing Agreement on the day and year first above written.
                         UNIVERSAL INTERNATIONAL, INC.

                         By /s/Mark H. Ravich
                              Its /s/Chief Executive Officer

                         ALL FOR A DOLLAR, INC.

                         By /s/Roger A. Slate
                              Its President/CEO


     The undersigned, being all of the Directors of All For A Dollar, Inc. (the "Company") hereby authorize and approve the foregoing Agreement and authorize the President or CEO of the Company to execute and deliver the Agreement and take all action necessary, required or incidental to cause the Company to carry out and perform its obligations under the Agreement. This authorization may be signed in counterparts by the Directors.

Dated:  July 11, 1996

          /s/Roger A. Slate
          /s/V. Martin Effron

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                           EXHIBIT A

                         INITIAL STORES

1. 74     Midtown     NY
2. 70     Longridge   NY
3. 84     Malone      NY
4. 139    Torrington  CT
5. 135    Hamden      CT
6. 177    Dunkirk     NY

     The stores on this list are subject to change if requested by retailer prior to the start of the sales.

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EXHIBIT B

                       STORES TO BE CLOSED

     The stores to be closed will be selected by the mutual agreement of Retailer and UABS as soon as possible after the execution of this Agreement.

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
               AGREEMENT FOR LIQUIDATION OF STORES



     THIS AGREEMENT made and entered into as of this 11 day of July , 1996, by and between ALL FOR A DOLLAR, INC. ("Retailer") and UNIVERSAL ASSET-BASED SERVICES, INC. ("UABS").

                       B A C K G R O U N D

     Retailer is the owner and operator of 122 retail stores. Retailer has operated these stores as "dollar" stores, but these stores have not developed the return on investment desired by Retailer. UABS is in the business of conducting liquidations of retail stores.

     Retailer desires to have Universal International, Inc., the parent company of UABS, develop for it a new prototype store that will achieve better sales results than the current dollar store format. Initially, the six (6) stores listed on Exhibit A attached hereto will be used to develop a prototype. UABS will conduct either a "going out of business sale" or an "inventory reduction sale" or a similar type sale for these six (6) stores. After such sale, these stores will be converted to the new prototype store.

     Retailer also desires to liquidate and close, as quickly as possible, the certain stores listed on Exhibit B attached hereto. UABS will also conduct a "going out of business sale" or an "inventory reduction sale" or a similar type sale for these stores, on the terms and conditions hereinafter set forth. In addition, any other stores that Retailer desires to have liquidated will be liquidated by UABS pursuant to the terms and conditions set forth in this Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Retailer retains and employs UABS as consultant and exclusive agent to conduct a going-out-of-business or inventory liquidation sale (the Sale) at all of the stores set forth on Exhibits A and B, or, to consolidate Retailer's operations and to conduct the Sale at such of the Retailer's locations as UABS, in its sole discretion, shall decide after consultation with Retailer. The Sale shall commence as soon after the Effective Date of this Agreement as UABS, in its sole discretion, decides is appropriate. However, UABS shall commence consulting to Retailer relative to the operation of the retail stores upon the execution of this Agreement.

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2.   During the period of the Sale:

     a. Retailer shall not in any way obligate UABS for any debts in connection with the Sale or the operation of Retailer's business, including, but not limited to, advertising, production costs of advertising, wages, rent, telephone, utilities and all taxes of any kind, including, without limitation, sales taxes, income taxes and payroll and withholding taxes.

     b. It is understood that in certain instances UABS may, in its sole discretion, guarantee payment of certain bills of Retailer. In such event, Retailer agrees to reimburse UABS for same and to hold UABS harmless from the payment of same.

     c. With the assistance of UABS, Retailer shall obtain necessary licenses and/or permits, if any, necessary to operate going-out-of-business sales at the Stores.

     d. Retailer agrees to hold UABS harmless from any and all of the expenses, claims or demands as set forth in Paragraph
          (a) and (b) above as a result of Retailer's actions or inaction and shall indemnify UABS for the same.

     e. The parties further acknowledge and agree: (i) UABS is an independent contractor; (ii) Retailer is wholly independent of and is not to be considered as a joint venturer or partner of UABS; and (iii) Retailer is in no way under the control, dominion or supervision of UABS.

3. UABS shall provide no more than 3 supervisors at a fee to Retailer of $2,000.00 per supervisor per week. Retailer shall pay to any officers and directors of UABS their actual out-of-pocket travel and living expenses. Retailer shall pay these fees and expenses on a weekly basis on Tuesday for each week ending on Saturday.

4. UABS shall conduct the Sale in the name of Retailer and shall have the right to conduct the Sale in the manner which UABS deems fit, in cooperation with Retailer, including, but not limited to, advertising and pricing of Retailer's inventory (the "Merchandise"). UABS reserves the right to determine the number and type of Store-level personnel to be utilized, Store hours, Store maintenance and security provisions. UABS may, in cooperation with Retailer, use Retailer's personnel to the extent UABS believes the same to be feasible. UABS may select, schedule and terminate the number and type of Retailers personnel required by UABS. UABS shall have the right to terminate any employee(s), within the Store, not necessary, in the opinion of UABS, to the Sale. In connection therewith, Retailer and UABS acknowledge and agree, that: (i) nothing herein nor any of the actions taken in respect hereto by UABS shall be deemed to constitute an assumption by UABS of any of Retailer's obligations relating to any of Retailer's employees, including, vacation, pension withdrawal, severance and other termination-type claims and obligations; and (ii)

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     Retailer hereby indemnifies UABS in respect of any claims
     asserted by any of Retailers employees, except for any negligent acts committed by UABS, and Retailer is solely and specifically responsible for all its obligations under any collective bargaining agreement(s) and any purported oral service contract(s).

     Notwithstanding, anything else in the Agreement to the contrary, UABS shall take direction from Marty Effron or Roger Slate regarding the running of the Sale regarding matters that they feel could create a liability to either All For A Dollar, Inc. or any of its officers or directors.

5. UABS shall have the right to use, without any charge, all furniture, equipment, fixtures and supplies, including, but not limited to, bags, boxes, twine, paper and similar sales materials (the "Supplies"), located at the Stores. UABS shall have no obligation to account to Retailer for any of the Supplies remaining in the Stores on the date the Sale ends. All sales during the Sale shall be for cash, guaranteed check or upon bank credit cards.

6. UABS shall receive an amount equal to 4.5% ("Agent's Commission") of the Gross Sales, as defined below, for conducting the Sale as Retailer's agent. Gross Sales shall mean all revenues (exclusive of sales taxes) derived from the stores set forth on Exhibits A and B hereto from and after the day the Sale commences at each store from (i) sale of the Merchandise, and (ii) proceeds from insurance, if any, for loss or damage to the Merchandise or robbery of cash. The Agent's Commission shall be paid to UABS on the Tuesday following each week ending Saturday.

7. All payments that are required to be made to UABS pursuant to this Agreement shall be mailed to UABS at its office weekly at 5000 Winnetka Avenue N., New Hope, MN 55428 or deposited into a bank account maintained by UABS as UABS may from time to time direct.

8. Retailer agrees to fully insure all of the Merchandise for loss for all perils normally covered under an "all risk" insurance policy with an insurance company licensed to do business in the state(s) where Retailer does business and that loss, if any, shall be adjusted with and payable to UABS, up to the amount due UABS under this Agreement, and shall name UABS as payee as its interest may appear and provide for 30 days' notice of cancellation or material change. Retailer agrees to pay all premiums on said insurance as same become payable and to provide UABS with a certified copy of the original policy (amended, if necessary, to meet the above requirements) with evidence of premium paid, within one week of the execution of this Agreement.

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9.   UABS shall have the right during normal business hours to
     examine register tapes, sales slips, bank deposits and any other records of Retailer kept during the period of this Agreement.

10. All costs and expenses arising out of or relating to the Sales or to any other aspect of Retailer's business including, without limitation, rent, advertising, production, costs of advertising, wages, telephone, utilities, all taxes, retention and other bonuses and sign packages, shall be borne and paid for by Retailer and Retailer shall indemnify and hold UABS harmless from and against all liabilities, obligations, costs and expenses therefor.

11.  Retailer warrants and represents as follows:

     a. That it has full right to occupy its current premises and all stores listed on Exhibits A and B hereto, and such right shall continue during the term of the Sale contemplated herein, and Retailer shall pay rent in a timely manner.

     b. That it is the current owner of the equipment and fixtures and Inventory free and clear of all liens and encumbrances, except the lien in favor of its two (2) secured lenders.

     c. That all taxes and assessments by governmental agencies currently due are paid or will be paid prior to the commencement of the Sale.

     d. That it is a corporation duly organized and legally existing in good standing under the laws of the State of Delaware. It has full power and authority to carry on its business as it is now being conducted. The execution and delivery of this Agreement has been duly authorized by all necessary corporate action of Retailer and will not conflict with or violate any provision of Retailers charter or by-laws or any provision of any law, ordinance or regulation or of any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against Retailer.

12. Retailer agrees that if, during the term of that certain Agreement between Universal International, Inc. and Retailer of even date herewith, it liquidates any of its other stores, other than those listed on Exhibits A and B hereto, UABS will be hired by Retailer to conduct said liquidation pursuant to an agreement in substance identical to this Agreement.

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
13. All notices, offers, requests, and other communications from either of the parties hereto to the other shall be in writing and shall be considered to have been duly given or served if sent by first class certified or registered mail, return receipt requested, postage prepaid, to the party at its address set forth below, or to such other address as such party may hereafter designate by written notice to the other party:

          If to UABS:    Universal Asset-Based Services, Inc.
                         5000 Winnetka Avenue North
                         New Hope, MN  55428

          If to Retailer:           All For A Dollar, Inc.
                         3664 Main Street
                         Springfield, MA 01107

14. Each covenant and agreement on the part of one party is understood and agreed to constitute an essential part of the consideration for each covenant and agreement on the part of the other party.

15. One or more waivers of any covenant, term or condition of this Agreement by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

16. If any part of this Agreement or any part of any provision hereof shall be adjudicated to be void or invalid, then the remaining provisions hereof not specifically so adjudicated to be invalid shall be executed without reference to the part or portion so adjudicated, insofar as such remaining provisions are capable of execution.

17. This Agreement shall be subject to and governed by the laws of the State of Minnesota.

18.  This Agreement shall not be assignable by Purchaser.
     Otherwise, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, and the respective parties and their representatives will execute any and all instruments, releases, assignments, and consents which may reasonably be required in order to carry out the provisions of this Agreement.

19. In the event of any claim or dispute arising out of or under this Agreement, the prevailing party shall be entitled to recover all of its attorneys' fees, costs and expenses incurred in connection with any such claim or dispute.

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IN WITNESS WHEREOF, the undersigned have executed the foregoing
Agreement on the day and year first above written.

                    UNIVERSAL ASSET-BASED SERVICES, INC.


                    By /s/Mark H. Ravich
                         Its Chief Executive Officer

                    ALL FOR A DOLLAR, INC.


                    By /s/Roger A. Slate
                             Its President/CEO








     The undersigned, being all of the Directors of All For A Dollar, Inc. (the "Company") hereby authorize and approve the foregoing Agreement and authorize the President or CEO of the Company to execute and deliver the Agreement and take all action necessary, required or incidental to cause the Company to carry out and perform its obligations under the Agreement. This authorization may be signed in counterparts by the Directors.

Dated:  July 11, 1996


               /s/Roger A. Slate
           /s/V. Martin Effron